                                                                    EXHIBIT 10.8

                                                                  EXECUTION COPY



                          CANADIAN SECURITY AGREEMENT


                         Dated as of September 30, 1999


                                      From


                     GEORGE F. PETTINOS (CANADA) LIMITED,

                                  as Debtor,


                                      to


                      BANQUE NATIONALE DE PARIS (CANADA),

                 as Canadian Sub-Agent for the Canadian Lenders

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                              ARTICLE I SECURITY

1.1   Terms Incorporated by Reference......................................... 1
1.2   Grant of Security....................................................... 1
1.3   Obligations Secured..................................................... 2
1.4   Attachment.............................................................. 2
1.5   Accounts................................................................ 3
1.6   Scope of Security Interest.............................................. 3
1.7   Care and Custody of Collateral.......................................... 3
1.8   Debtor's Dealings with Collateral....................................... 4
1.9   Insurance............................................................... 4
1.10  Leases.................................................................. 5

                            ARTICLE II ENFORCEMENT

2.1   Default................................................................. 5
2.2   Remedies................................................................ 5
2.3   Additional Rights....................................................... 6
2.4   Concerning the Receiver................................................. 7
2.5   Appointment of Attorney................................................. 7
2.6   Dealing with the Collateral and the Security Interest................... 7
2.7   Standards of Sale....................................................... 8
2.8   Dealings by Third Parties............................................... 8
2.9   Indemnity and Expenses.................................................. 8

                              ARTICLE III GENERAL

3.1   Release and Discharge................................................... 9
3.2   No Merger, Etc.......................................................... 9
3.3   Waivers, Etc............................................................ 9
3.4   Further Assurances......................................................10
3.5   Successors and Assigns..................................................10
3.6   Headings, Etc...........................................................10
3.7   Severability............................................................10
3.8   Governing Law...........................................................10

Schedule I     -  Intellectual Property
Schedule II    -  Collateral Locations
Schedule III   -  Deposit Accounts
Schedule IV    -  Financing Statements

                          CANADIAN SECURITY AGREEMENT


          Canadian Security Agreement dated as of September 30, 1999 made by George F. Pettinos (Canada) Limited (the "Debtor"), a corporation duly
                                          ------
incorporated under the laws of Ontario, Canada, to and in favor of Banque Nationale de Paris (Canada), as Canadian Sub-Agent (the "Sub-Agent") pursuant to
                                                         ---------
a Credit Agreement dated as of September 30, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; unless otherwise
                                           ----------------
defined herein, the terms used herein and not otherwise defined herein having the respective meanings set forth in the Credit Agreement) by and among Better Minerals & Aggregates Company, a Delaware corporation formerly known as "USS Intermediate Holdco, Inc.", as Borrower, the Debtor, as Canadian Borrower, BMAC Holdings, Inc., the Initial Lenders named therein, and Banque Nationale de Paris, as Agent, Swing Line Bank and Initial Issuing Bank.

          WHEREAS, the Canadian Lenders will either make a Canadian Borrower Advance or accept Bankers' Acceptances (collectively, the "Advances") as
                                                           --------
provided in the Credit Agreement; and

          WHEREAS, the Debtor has agreed to execute and deliver this security agreement to and in favour of the Sub-Agent, for the benefit of the Canadian Lenders as security for the payment and performance of the obligations, present or future, direct or indirect, absolute or contingent, matured or unmatured, of the Debtor to the Canadian Lenders pursuant to the Credit Agreement;

          NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor hereby agrees with the Sub-Agent for the benefit of the Canadian Lenders as follows:


                                   ARTICLE I

                                   SECURITY

          1.1 Terms Incorporated by Reference. Terms defined in the Personal Property Security Act (Ontario) (as amended from time to time, the "PPSA") and
                                                                    ----
used in this security agreement shall have the same meaning herein.

          1.2  Grant of Security.  (1) Subject to Section 1.6, the Debtor
hereby (i) mortgages and charges to the Sub-Agent, for the benefit of the Canadian Lenders, as and by way of a fixed mortgage and charge; (ii) pledges to the Sub-Agent, for the benefit of the Canadian Lenders; (iii) assigns and transfers to the Sub-Agent, for the benefit of the Canadian Lenders, as and by way of a specific transfer and assignment; and (iv) grants to the Sub-Agent, for the benefit of the Canadian Lenders, a security interest in all of the Debtor's right, title and interest in and to the personal property and undertaking of the Debtor now owned or hereafter acquired (collectively, the "Collateral"),
                                                           ----------
including, without limitation, any and all of the Debtor's:

          (a) inventory, including goods held for sale or lease, goods furnished or to be furnished to third parties under contracts of lease, consignment or service, goods which are raw materials or work in process, goods used in or procured for packing, and materials used or consumed in the business of the Debtor (collectively, the "Inventory");
                                    ---------

          (b) equipment, fixtures and other goods of every kind and description, all licenses and other rights and all records, files, charts, plans, drawings, specifications, manuals and comments relating thereto (collectively, the "Equipment");
                         ---------

          (c) accounts, due or accruing, and all agreements, books, accounts, invoices, letters, documents and papers recording, evidencing or relating thereto;

          (d) deposit accounts, including, without limitation, the Deposit Accounts and the Canadian Cash Collateral Account (as such terms are hereinafter defined), all funds held therein and all certificates and instruments, if any, from time to time, representing any such deposit accounts, together with all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such deposit accounts;

          (e) money, documents of title, chattel paper, instruments and securities;

          (f) intangibles including all security interests, goodwill, choses in action and other contractual benefits (including, without limitation, all benefits under insurance policies and any hedge agreements) and all trade marks, trade mark registrations and pending trade mark applications, patents and pending patent applications and copyrights and other intellectual property (collectively, the "Intellectual Property") including
                                               ---------------------
     the Intellectual Property described in Schedule I hereto;

          (g) substitutions and replacements of and increases, additions and, where applicable, accessions to the property described in Sections 1.2(l)(a)-(f) inclusive; and

          (h) proceeds in any form derived directly or indirectly from any dealing with all or any part of the property described in Sections 1.2(l)(a)-(g) inclusive or the proceeds therefrom.

          (2) Without limiting the generality of the foregoing, the Collateral shall include all personal property of the Debtor now or hereafter located on or about or in transit to or from the locations set out in Schedule II hereto. The Debtor shall promptly inform the Sub-Agent in writing of any other location at which the Collateral consisting of tangible personal property may in the future be located.

          1.3 Obligations Secured. The mortgages, charges, pledges, transfers, assignments and security interest granted hereby (collectively, the "Security
                                                                    ---------
Interest") by the Debtor secure payment to the Canadian Lenders and
---------
performance of all Obligations of the Debtor now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, matured or unmatured, at any time due or accruing, owing by the Debtor to the Canadian Lenders pursuant to the Credit Agreement.

          1.4 Attachment. (1) The Debtor and the Sub-Agent hereby acknowledge that (i) value has been given; (ii) the Debtor has rights in the Collateral; (iii) they have not agreed to postpone the time of attachment of the Security Interest; and (iv) the Debtor has received a duplicate original copy of this security agreement.

          (2) If at any time the Debtor acquires Collateral consisting of chattel paper, instruments, securities or negotiable documents of title (collectively, "Negotiable Collateral"), the Debtor will, forthwith upon receipt
                ---------------------
by the Debtor, deliver to the Sub-Agent, for the benefit of the Canadian Lenders, such Negotiable Collateral and shall, at the request of the Sub-Agent,
(i) cause the transfer thereof to the Sub-Agent to be registered wherever, in the reasonable opinion of the Sub-Agent, such registration may be required or advisable; (ii) duly endorse the same for transfer in blank or as the Sub-Agent may reasonably direct; and (iii) forthwith deliver to the Sub-Agent any and all consents or other instruments or documents which may be necessary to effect the transfer of the Negotiable Collateral to the Sub-Agent or any third party.

          1.5  Accounts.  So long as any Advance shall remain outstanding under the Credit Agreement, the Debtor shall maintain deposit accounts in the Province of Ontario ("Deposit Accounts") only with banks that are listed on
                      ----------------
Schedule III (as such Schedule may be amended or supplemented from time to time) and shall maintain with one of the banks listed on Schedule III a concentration account into which all cash receipts and from which all cash disbursements of its business in the normal course shall flow (the "Canadian Cash Collateral
                                                   ------------------------
Account").
-------

          1.6 Scope of Security Interest. (1) To the extent that the creation of the Security Interest would constitute a breach or permit the acceleration of any agreement, right, license or permit to which the Debtor is a party, the Security Interest shall not attach thereto but the Debtor shall hold its interest therein in trust for the Sub-Agent and the Canadian Lenders, and shall assign such agreement, right, license or permit to the Sub-Agent, for the benefit of the Canadian Lenders, or as it may direct forthwith upon obtaining the consent of the other party thereto.

          (2) Subject to Section 2.2, the grant of the Security Interest in the Intellectual Property shall not affect in any way the Debtor's rights to commercially exploit the Intellectual Property, to defend the Intellectual Property, to enforce the Debtor's rights therein or with respect thereto against third parties in any court or to the claim and be entitled to receive any damages with respect to any infringement thereof.

          1.7 Care and Custody of Collateral. (1) The Sub-Agent shall not be bound to collect, dispose of, realize, protect or enforce any of the Debtor's right, title and interest in and to the Collateral or to institute proceedings for the purpose thereof and, without limiting the generality of the foregoing, the Sub-Agent shall not be required to take any steps necessary to preserve rights against prior parties in respect of any Negotiable Collateral.

          (2) The Sub-Agent shall not have any obligation to keep Collateral in its possession identifiable.

          (3) The Sub-Agent may, at any time upon (a) the occurrence and during the continuance of an Event of Default and (b) either the making of the request or the granting of the consent specified by Section 6.01 of the Credit Agreement to authorize the Agent to declare the "Advances" under and as defined therein due and payable pursuant to the provisions of such Section 6.01 or the making of the demand specified in Section 6.02 of the Credit Agreement to require the Borrower to pay amounts in respect of Letters of Credit or the Debtor to pay amounts in respect of Bankers' Acceptances (i) notify any person obligated on an account or on chattel paper or any obligor on an instrument to make payment thereunder to the Sub-Agent whether or not the Debtor was theretofore making collections thereon; and (ii) assume control of any proceeds arising from the Collateral.

          1.8 Debtor's Dealings with Collateral. (1) The Debtor shall not, without the prior written consent of the Sub-Agent, sell, exchange, lease, release or abandon or otherwise dispose of the Collateral except as permitted under the Credit Agreement.

          (2) The Debtor represents and warrants as follows:

          (a) All of the Equipment and Inventory are located on or about or in transit to or from the locations specified in Schedule II hereto.

          (b) The Debtor is the legal and beneficial owner of the Collateral free and clear of any Liens, except for the Liens permitted in the Loan Documents and for the security interests created by this security agreement. Except for the Financing Statements listed on Schedule IV hereto, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favour of the Sub-Agent, for the benefit of the Canadian

     Lenders, relating to this security agreement or as otherwise permitted in the Loan Documents.

          (c) Except to the extent located on or in leased property or subject to operating leases, the Debtor has exclusive possession and control of the Equipment and Inventory other than Inventory in transit to the Debtor from locations outside Canada.

          (d) This security agreement creates a valid security interest in the Collateral of the Debtor, securing the payment of the Obligations of the Debtor.

          1.9 Insurance. (1) The Debtor shall, at its own expense, maintain insurance in accordance with Section 5.01(d) of the Credit Agreement. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Sub-Agent and the Debtor as their interests may appear, and each policy for property damage insurance shall provide for all losses to be paid directly to the Sub-Agent, for the ratable benefit of the Canadian Lenders. Each such policy shall in addition (i) name the Debtor and the Sub-Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Sub-Agent) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder with respect to damage to the Debtor's property in an amount in excess of $500,000 shall be payable to the Sub-Agent notwithstanding any action, inaction or breach of representation or warranty by the Debtor, (iii) provide that there shall be no recourse against the Sub-Agent for payment of premiums or other amounts with respect thereto and (iv) provide that at least ten days' prior written notice of cancellation or of lapse shall be given to the Sub-Agent by the insurer. The Debtor shall, as often as the Sub-Agent reasonably requests, deliver to the Sub-Agent original or duplicate policies of such insurance. Further, the Debtor shall, at the reasonable request of the Sub-Agent, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 3.4 and use reasonable efforts to cause the insurers to acknowledge notice of such assignment.

          (2) Reimbursement under any liability insurance maintained by the Debtor pursuant to this Section 1.9 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when Section 1.9(3) is not applicable, the Debtor shall be permitted to use any proceeds to make or cause to be made the necessary repairs to or replacements or substitutions of or additions to such Equipment, Inventory, fixed assets, real property or improvements relating to property covered by such payments (replacements or substitutions to be of such same type of property), and any proceeds of insurance maintained by the Debtor pursuant to this Section 1.9 shall be paid and applied pursuant to the terms of the Credit Agreement.

          (3) Upon (i) the occurrence and during the continuance of any Event of Default and (ii) either the making of the request or the granting of the consent specified in Section 6.01 of the Credit Agreement to authorize the Agent to declare the "Advances" under and as defined therein due and payable pursuant to the provisions of such Section
6.01 or the making of the demand specified in Section 6.02 of the Credit Agreement to require the Borrower to pay amounts in respect of Letters of Credit or the Debtor to pay amounts in respect of Bankers' Acceptances, all insurance payments in respect of such Equipment or Inventory shall be paid to and applied by the Sub-Agent as specified in Section 2.2.

          1.10 Leases. The last day of the term of any lease, oral or written, or any agreement therefor, now held or hereafter acquired by the Debtor shall be excepted from the Security Interests and shall not form part of the Collateral but the Debtor shall stand possessed of such one day remaining upon trust to assign and dispose of the same as the Sub-Agent directs. If any such lease or agreement therefor entered into by the Debtor in the ordinary course of business of such Debtor contains a provision which provides in effect that such lease or agreement may not be assigned, sub-leased, charged or made the subject of any encumbrance without the consent of the lessor, the application of the Security Interests to any such lease or agreement shall be conditional upon such consent being obtained.


                                   ARTICLE II

                                  ENFORCEMENT

          2.1 Default. The Security Interest shall be and become enforceable against the Debtor upon (i) the occurrence and during the continuance of an Event of Default and (ii) either the making of the request or the granting of the consent specified by Section 6.01 of the Credit Agreement to authorize the Agent to declare the "Advances" under and as defined therein due and payable pursuant to the provisions of such Section 6.01 or the making of the demand specified in Section 6.02 of the Credit Agreement to require the Borrower to pay amounts in respect of Letters of Credit or the Debtor to pay amounts in respect of Bankers' Acceptances.

          2.2 Remedies. Whenever the Security Interest has become enforceable, the Sub-Agent may, for the benefit of the Canadian Lenders, realize upon the Collateral and enforce the rights of the Sub-Agent and the Canadian Lenders by:

          (a) entry onto any premises where Collateral consisting of tangible personal property may be located;

          (b) taking possession of the Collateral by any method permitted by law;

          (c)  sale or lease of the Collateral;

          (d)  collection of any proceeds arising in respect of the Collateral;

          (e) collection, realization or sale of or other dealing with the accounts;

          (f) the appointment by instrument in writing of a receiver (which term as used in this security agreement includes a receiver and manager) or agent of the Collateral;

          (g) the institution of proceedings in any court of competent jurisdiction for the appointment of a receiver of the Collateral;

          (h) the institution of proceedings in any court of competent jurisdiction for sale or foreclosure of the Collateral;

          (i) filing proofs of claim and other documents to establish claims in any proceeding relating to the Debtor; and

          (j) any other remedy or proceeding authorized or permitted under the PPSA or otherwise by law or equity.

Such remedies may be exercised from time to time separately or in combination and are in addition to and not in substitution for any other rights of the Sub-Agent and the Canadian Lenders however created. Neither the Sub-Agent nor any Canadian Lender shall be bound to exercise any such right or remedy, and the exercise of such rights and remedies shall be without prejudice to the rights of the Sub-Agent or any Canadian Lender in respect of the Obligations including the right to claim for any deficiency.

          2.3 Additional Rights. In addition to the remedies of the Sub-Agent and the Canadian Lenders set forth in Section 2.2, the Sub-Agent may, whenever the Security Interest has become enforceable,

          (a) require the Debtor, at the Debtor's expense, to assemble the Collateral at a place or places designated by notice in writing given by the Sub-Agent to the Debtor;

          (b) require the Debtor, by notice in writing given by the Sub-Agent to the Debtor, to disclose to the Sub-Agent the location or locations of the Collateral;

          (c) repair, process, modify, complete or otherwise deal with the Collateral and prepare for the disposition of the Collateral, whether on the premises of the Debtor or otherwise;

          (d) carry on all or any part of the business or businesses of the Debtor and, to the exclusion of all others including the Debtor, enter upon, occupy and use all of any of the premises, buildings, plant, undertaking and other property of or used by the Debtor for such time as the Sub-Agent sees fit, free of charge, and neither the Sub-Agent nor any

     Canadian Lender shall be liable to the Debtor for any act, omission or negligence in so doing or for any rent, charges, depreciation or damages incurred in connection therewith or resulting therefrom;

          (e) borrow for the purpose of carrying on the business of the Debtor or for the maintenance, preservation of protection of the Collateral and mortgage, charge, pledge or grant a security interest in the Collateral, whether or not in priority to the Security Interest, to secure repayment; and

          (f) demand, commence, continue or defend any judicial or administrative proceedings for the purpose of protecting, seizing, collecting, realizing or obtaining possession or payment of the Collateral, and give valid and effectual receipts and discharges therefor and compromise or give time for the payment or performance of all or any part of the accounts or any other obligation of any third party to the Debtor.

          2.4 Concerning the Receiver. (1) Any receiver appointed by the Sub-Agent, for the benefit of the Canadian Lenders, shall be vested with the rights and remedies which could have been exercised by the Sub-Agent or the Canadian Lenders in respect of the Debtor or the Collateral and such other powers and discretions as are granted in the instrument of appointment and any instrument or instruments supplemental thereto. The identity of the receiver, any replacement thereof and any remuneration thereof shall be within the sole and unfettered discretion of the Sub-Agent.

          (2) Any receiver appointed by the Sub-Agent for the benefit of the Canadian Lenders shall act as agent for the Sub-Agent for the purposes of taking possession of the Collateral, but otherwise and for all other purposes (except as provided below), as agent for the Debtor. The receiver may sell, lease, or otherwise dispose of Collateral as agent for the Debtor or as agent for the Sub-Agent, for the benefit of the Canadian Lenders, as the Sub-Agent may determine in its discretion. The Debtor agrees to ratify and confirm all actions of the receiver acting as agent for the Debtor, and to release and indemnify the receiver in respect of all such actions.

          (3) The Sub-Agent, in appointing or refraining from appointing any receiver, shall not incur liability to the receiver, the Debtor or otherwise and shall not be responsible for any misconduct or negligence of such receiver.

          2.5 Appointment of Attorney. The Debtor hereby irrevocably appoints the Sub-Agent (and any officer thereof) as attorney of the Debtor (with full power of substitution) upon (i) the occurrence and during the continuance of an Event of Default and (ii) either the making of the request or the granting of the consent specified by Section 6.01 of the Credit Agreement to authorize the Agent to declare the "Advances" under and as defined therein due and payable pursuant to the provisions of such Section 6.01 or the making of the demand specified in Section 6.02 of the Credit Agreement to require the Borrower to pay amounts in respect of Letters of Credit or the Debtor to pay amounts in respect of Bankers' Acceptances, to exercise in the name of and on behalf of the Debtor any of the Debtor's right (including the right of disposal), title and interest in and to the Collateral including the execution, endorsement and delivery of any agreements, documents, instruments, securities, documents of title and chattel paper and any notices, receipts, assignments or verifications of the accounts. All acts of any such attorney are hereby ratified and approved, and such attorney shall not be liable for any act, failure to act or any other matter or thing in connection therewith, except for its own negligence or wilful misconduct.

          2.6 Dealing with the Collateral and the Security Interest . (1) The Sub-Agent, for the benefit of the Canadian Lenders, shall not be obliged to exhaust its recourse against the Debtor or any other Person or Persons or against any other security it may hold in respect of the Obligations before realizing upon or otherwise dealing with the Collateral in such manner as the Sub-Agent may consider desirable.

          (2) The Sub-Agent may grant extensions or other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Debtor and with other parties, sureties or securities as the Sub-Agent may see fit without prejudice to the Obligations or the rights of the Sub-Agent and the Canadian Lenders in respect of the Collateral.

          (3) Subject to section 2.7, the Sub-Agent shall not be (i) liable or accountable for any failure to collect, realize or obtain payment in respect of the Collateral; (ii) bound to institute proceedings for the purpose of collecting, enforcing, realizing or obtaining payment of the Collateral or for the purpose of preserving any rights of the Sub-Agent, the Canadian Lenders, the Debtor or any other parties in respect thereof; (iii) responsible for any loss occasioned by any sale or other dealing with the Collateral or by the retention of or failure to sell or otherwise deal therewith; or (iv) bound to protect the Collateral from depreciating in value or becoming worthless.

          2.7 Standards of Sale. Without prejudice to the ability of the Sub-Agent to dispose, for the benefit of the Canadian Lenders, of the Collateral in any manner which is commercially reasonable, the Debtor acknowledges that a disposition of Collateral by the Sub-Agent which takes place substantially in accordance with the following provisions shall be deemed to be commercially reasonable:

          (a) Collateral may be disposed of in whole or in part;

          (b) Collateral may be disposed of by public auction, public tender or private contract, with or without advertising and without any other formality;

          (c) any purchaser or lessee of such Collateral may be a customer of the Sub-Agent or any Canadian Lender or a permitted assignee hereunder, provided that the Collateral is purchased or leased by such customer on the basis of fair market value with regard to existing circumstances;

          (d) a disposition of Collateral may be on such terms and conditions as to credit or otherwise as the Sub-Agent, in its sole discretion, may deem advantageous; and

          (e) the Sub-Agent may establish an upset or reserve bid or price in respect of the Collateral;

but in no event shall any sale of Collateral be inconsistent with the standards that are generally used by reasonable persons in dispositions of like Collateral.

          2.8  Dealings by Third Parties.  No person dealing with the Sub-
Agent or its agent or a receiver shall be required (i) to determine whether the Security Interest has become enforceable; (ii) to determine whether the powers which the Sub-Agent or its agent is purporting to exercise have become exercisable; (iii) to determine whether any money remains due to the Sub-Agent by the Debtor; (iv) to determine the necessity or expediency of the stipulations and conditions subject to which any sale or lease shall be made; (v) to determine the propriety or regularity of any sale or of any other dealing by the Sub-Agent with the Collateral; or (vi) to see to the application of any money paid to the Sub-Agent.

          2.9 Indemnity and Expenses. (1) Subject to Section 2.13(g) of the Credit Agreement, the Debtor agrees to indemnify the Sub-Agent and each Canadian Lender in connection with any claims, losses and liabilities resulting from this security agreement to the extent required by, and in accordance with the provisions of, Section 8.04(b) of the Credit Agreement.

          (2) Subject to Section 2.13(g) of the Credit Agreement, the Debtor agrees to pay the Sub-Agent such amounts of any fees and expenses incurred by the Sub-Agent in connection with the administration of this security agreement as is required by, and in accordance with the provisions of, Sections 8.04(a) and (b) of the Credit Agreement.

                                  ARTICLE III

                                    GENERAL

          3.1 Release and Discharge. (1) Upon any sale, lease, transfer or other disposition of any item of any item of Collateral in accordance with the terms of the Loan Documents, the Sub-Agent will, at the Debtor's expense, execute and deliver to the Debtor such documents as the Debtor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that (i) at the time of
                                      --------  -------
such request and such release, no Event of Default shall have occurred and be continuing, (ii) except to the extent such sale, lease or transfer or other disposition is permitted under Section 5.02(e) of the Credit Agreement, the Debtor shall have delivered to the Sub-Agent, at least ten Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including, without limitation, the price thereof and any expenses in connection therewith, together with a form of release for execution by the Sub-Agent and a certification by the Debtor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Sub-Agent may reasonably request and (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied in accordance with Section 2.07 of the Credit Agreement shall be paid to, or in accordance with the instructions of, the Sub-Agent at the closing.

          (2) The Security Interest shall be discharged, and all rights to the Collateral shall revert to the Debtor, at the expense of the Debtor upon, but only upon, the latest of the payment in full in cash of the Obligations constituting an Advance or other Obligations then due and payable, the Termination Date and the Termination or expiration of all Bank Hedge Agreements. The Sub-Agent and the Canadian Lenders shall, at the Debtor's expense, execute and deliver to the Debtor such releases and discharges as the Debtor or its counsel may reasonably require to evidence such termination and promptly release and return Collateral in its possession.

          3.2 No Merger, Etc. No judgment recovered by the Sub-Agent or any Canadian Lender in connection herewith shall operate by way of merger of or in any way affect the Security Interest, which is in addition to and not in substitution for any other security now or hereafter held by the Sub-Agent or any Canadian Lender on its behalf in respect of the Obligations.

          3.3 Waivers, Etc. No amendment, consent or waiver by the Sub-Agent shall be effective unless made in writing and signed by an authorized officer of the Sub-Agent and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          3.4 Further Assurances. The Debtor shall from time to time, whether before or after the Security Interest shall have become enforceable, do all such acts and things and execute and deliver all such deeds, transfers, assignments and instruments as the Sub-Agent may reasonably require to protect the Collateral or perfect the Security Interest or to enable the Sub-Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral, and the Debtor shall, from time to time after the Security Interest has become enforceable, do all such acts and things and execute and deliver all such deeds, transfers, assignments and instruments as the Sub-Agent may reasonably require for facilitating the sale of the Collateral in connection with any realization thereof.

          3.5 Successors and Assigns. This security agreement shall be binding upon the Debtor and its respective successors and assigns, and shall enure, together with the rights and remedies of each of the Sub-Agent and the Debtor hereunder and their respective successors and assigns, to the benefit of the Sub-Agent and the Canadian Lenders and the Debtor, respectively, and their respective successors and assigns.

          3.6 Headings, Etc. The division of this security agreement into sections and subsections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation thereof.

          3.7 Severability. If any provisions of this security agreement shall be deemed by any court of competent jurisdiction to be invalid or void, the remaining provisions shall remain in full force and effect.

          3.8 Governing Law. This security agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and shall be treated in all respects as an Ontario contract.

          IN WITNESS WHEREOF the Debtor has duly executed this security agreement under the hands of its proper officers duly authorized in that behalf as of the day and year first above written.

                                            GEORGE F. PETTINOS (CANADA) LIMITED


                                            Per:  /s/
                                                 ----------------------------
                                            Authorized Signing Officer

                                                                      SCHEDULE I


                             INTELLECTUAL PROPERTY
                             ---------------------

                      GEORGE F. PETTINOS (CANADA) LIMITED
                      -----------------------------------

                                                                     SCHEDULE II


                             COLLATERAL, LOCATIONS
                             ---------------------

                      GEORGE F. PETTINOS (CANADA) LIMITED
                      -----------------------------------


Street Address    County and     Lessor     Expiration     Annual Rental
                     State                     Date            Loss

                                                                    SCHEDULE III


                                DEPOSIT ACCOUNTS
                                ----------------

                      GEORGE F. PETTINOS (CANADA) LIMITED
                      -----------------------------------


NAME AND ADDRESS OF BANK                          ACCOUNT NUMBER
------------------------                          --------------

                                                                     SCHEDULE IV


                              FINANCING STATEMENTS
                              --------------------

                      GEORGE F. PETTINOS (CANADA) LIMITED
                      -----------------------------------

                                                               EXHIBIT G TO THE
                                                               CREDIT AGREEMENT
                                                         AS SEPARATELY EXECUTED



                          CANADIAN SECURITY AGREEMENT


                         Dated as of September 30, 1999


                                      From


                     GEORGE F. PETTINOS (CANADA) LIMITED,

                                  as Debtor,


                                      to


                      BANQUE NATIONALE DE PARIS (CANADA),

                 as Canadian Sub-Agent for the Canadian Lenders

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                              ARTICLE I SECURITY

1.1   Terms Incorporated by Reference......................................... 1
1.2   Grant of Security....................................................... 1
1.3   Obligations Secured..................................................... 2
1.4   Attachment.............................................................. 2
1.5   Accounts................................................................ 3
1.6   Scope of Security Interest.............................................. 3
1.7   Care and Custody of Collateral.......................................... 3
1.8   Debtor's Dealings with Collateral....................................... 4
1.9   Insurance............................................................... 4
1.10  Leases.................................................................. 5

                            ARTICLE II ENFORCEMENT

2.1   Default................................................................. 5
2.2   Remedies................................................................ 5
2.3   Additional Rights....................................................... 6
2.4   Concerning the Receiver................................................. 7
2.5   Appointment of Attorney................................................. 7
2.6   Dealing with the Collateral and the Security Interest................... 7
2.7   Standards of Sale....................................................... 8
2.8   Dealings by Third Parties............................................... 8
2.9   Indemnity and Expenses.................................................. 8

                              ARTICLE III GENERAL

3.1   Release and Discharge................................................... 9
3.2   No Merger, Etc.......................................................... 9
3.3   Waivers, Etc............................................................ 9
3.4   Further Assurances......................................................10
3.5   Successors and Assigns..................................................10
3.6   Headings, Etc...........................................................10
3.7   Severability............................................................10
3.8   Governing Law...........................................................10

Schedule I     -  Intellectual Property
Schedule II    -  Collateral Locations
Schedule III   -  Deposit Accounts
Schedule IV    -  Financing Statements

                                       i